Securities Act Registration No. 33-47044
                                     Investment Company Act Reg. No. 811-6628
   __________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __        [_]

                         Post-Effective Amendment No. 8        [X]
                                     and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                           Amendment No. 9 [X]
                        (Check appropriate box or boxes.)
                             ______________________

                             THE YACKTMAN FUNDS, INC.
               (Exact name of Registrant as Specified in Charter)

            303 West Madison Street
               Chicago, Illinois                            60606
      (Address of Principal Executive Offices)            (Zip Code)

                                 (312) 201-1200
              (Registrant's Telephone Number, including Area Code)


                                           Copy to:

        Donald A. Yacktman                 Richard L. Teigen
        Yacktman Asset Management Co.      Foley & Lardner
        303 West Madison Street            777 East Wisconsin Avenue
        Chicago, Illinois 60606            Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)

   Registrant has registered an indefinite number or amount of its Common Stock under the Securities Act of 1933 and filed its required Rule 24f-2 Notice for Registrant's fiscal year ending December 31, 1996 on February 21, 1997.

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing become effective (check appropriate box):

   [_]  immediately upon filing pursuant to paragraph (b)

   [X]  on October 30, 1997 pursuant to paragraph (b)

   [_]  60 days after filing pursuant to paragraph (a)(1)

   [_]  on (date) pursuant to paragraph (a)(1)

   [_]  75 days after filing pursuant to paragraph (a)(2)

   [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:

   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             THE YACKTMAN FUND, INC.

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                       Caption or Subheading in
                                       Prospectus or Statement of
    Item No. on Form N-1A              Additional Information


    PART A - INFORMATION REQUIRED IN PROSPECTUS
    1.   Cover Page                    Cover Page

    2.   Synopsis                      Summary

    3.   Condensed Financial           Financial Highlights
         Information

    4.   General Description of        The Funds; Objective and
         Registrant                    Investment Approach

    5.   Management of the Fund        Objective and Investment
                                       Approach; Management of the
                                       Funds; Distributor; Capital
                                       Structure
    5A.  Management's Discussion of    Included in Annual Report
         Fund Performance              to Shareholders

    6.   Capital Stock and Other       Dividends and
         Securities                    Distributions; Taxes;
                                       Capital Structure;
                                       Stockholder Reports

    7.   Purchase of Securities Being  Purchase of Shares;
         Offered                       Determination of Net Asset
                                       Value; Retirement Plans;
                                       Dividends and Distributions
    8.   Redemption or Repurchase      Exchange Privilege;
                                       Redemption of Shares;
                                       Systematic Withdrawal Plan

    9.   Legal Proceedings                  *


    PART B - INFORMATION REQUIRED IN STATEMENT
             OF ADDITIONAL INFORMATION

    10.  Cover Page                    Cover Page
    11.  Table of Contents             Table of Contents

    12.  General Information and            *
         History
    13.  Investment Objectives and     Investment Restrictions and
         Policies                      Considerations

    14.  Management of the Fund        Directors and Officers of
                                       the Company

    15.  Control Persons and           Directors and Officers of
         Principal Holders of          the Company; Investment
         Securities                    Adviser and Administrator

    16.  Investment Advisory and       Investment Adviser and
         Other Services                Administrator; Custodian;
                                       Independent Accountants;
                                       Distribution Plan

    17.  Brokerage Allocation          Allocation of Portfolio
                                       Brokerage
    18.  Capital Stock and Other       Included in Prospectus
         Securities                    under "Capital Structure"

    19.  Purchase, Redemption and      Included in Prospectus
         Pricing of Securities Being   under "Determination of Net
         Offered                       Asset Value";"Purchase of
                                       Shares"; "Retirement
                                       Plans"; "Dividends and
                                       Distributions";
                                       Determination of Net Asset
                                       Value; Systematic
                                       Withdrawal Plan

    20.  Tax Status                    Taxes
    21.  Underwriters                            *

    22.  Calculations of Performance   Performance Information
         Data
    23.  Financial Statements          Financial Statements

   _______________________
   * Answer negative or inapplicable

                            THE YACKTMAN FUNDS, INC.

                       SUPPLEMENT DATED OCTOBER 30, 1997
                     TO THE PROSPECTUS DATED APRIL 30, 1997

                               THE YACKTMAN FUNDS

1. FINANCIAL HIGHLIGHTS

  The following financial information replaces the financial information under the caption "FINANCIAL HIGHLIGHTS" on page 5 of the Prospectus.

  The following financial highlights of each Fund are derived from each Fund's financial records and should be read together with each Fund's financial statements and related notes. The Yacktman Fund's financial statements for the periods prior to 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in the Annual Report to Shareholders. Further information about the performance of The Yacktman Fund is also contained in the Annual Report to Shareholders, copies of which may be obtained without charge upon request. The Yacktman Focused Fund's unaudited financial statements for the period ended September 30, 1997 are included in the Statement of Additional Information dated October 30, 1997, copies of which may also be obtained without charge upon request.

                                                                                                         The Yacktman
                                                                The Yacktman Fund                        Focused Fund
                                     --------------------------------------------------------------------------------
                                          Six                                                    July 6,    May 1,
                                         Months                                                 1992<F1>  1997<F1>
                                         Ended                Year Ended December 31,           through     through
                                     June 30, 1997     --------------------------------------   Dec. 31, Sept. 30, 1997
                                      (Unaudited)      1996       1995       1994       1993      1992    (Unaudited)
-------------------------------------------------------------------------------------------------------  -----------
Net asset value, beginning
  of period.......................      $13.34        $12.09     $10.05      $9.56     $10.39    $10.00      $10.00
Income from investment
  operations
  Net investment income...........        0.13          0.24       0.22       0.22       0.14      0.05        0.05
  Net realized and unrealized
    gains (losses) on
    investments...................        1.59          2.90       2.81       0.61      (0.83)     0.42        1.85
                                    ----------      --------   --------   --------   --------   -------     -------
  Total from investment
    operations....................        1.72          3.14       3.03       0.83      (0.69)     0.47        1.90
                                    ----------      --------   --------   --------   --------   -------     -------
Less distributions:
  Dividends from net).............
  Net asset value, end of period
    investment income.............       (0.12)        (0.24)     (0.22)     (0.22)     (0.14)    (0.05)      (0.05)
                                    ----------      --------   --------   --------   --------   -------     -------
  Distributions from net .........
    realized gains................          --         (1.65)     (0.77)     (0.12)        --     (0.03)         --
                                    ----------      --------   --------   --------   --------   -------     -------
  Total distributions.............       (0.12)        (1.89)     (0.99)     (0.34)     (0.14)    (0.08)      (0.05)
  Net asset value, end of period..      $14.94        $13.34     $12.09     $10.05      $9.56    $10.39      $11.85
                                    ==========      ========   ========   ========   ========   =======     =======
Total Return......................      12.93%<F2>    26.02%     30.42%      8.80%    (6.58)%     4.72%<F2>  19.02%<F2>
                                    ==========      ========   ========   ========   ========   =======     =======
Supplemental data and ratios:
  Net assets, end of
    period (000s).................  $1,074,128      $755,617   $566,723   $295,133   $143,024   $74,666     $41,149
                                    ==========      ========   ========   ========   ========   =======     =======
  Ratio of net expenses to
    average net assets<F5>........       0.91%(3)      0.96%      0.99%      1.07%      1.18%     1.18%<F3>      --
                                    ==========      ========   ========   ========   ========   =======     =======
  Ratio of net expenses to average
    net assets after expense
    reductions<F5>................       0.85%<F3>     0.90%      0.91%      1.07%      1.18%     1.18%<F3>   1.25%<F3><F4>
                                    ==========      ========   ========   ========   ========   =======     =======
  Ratio of net income to average
    net assets<F5> ...............        1.90%<F3>    1.80%      2.02%      2.49%      1.61%     1.49%<F3>   1.60%<F3><F4>
                                    ==========      ========   ========   ========   ========   =======     =======
  Portfolio turnover rate.........      37.23%        58.54%     55.37%     49.44%     61.14%    30.94%       35.15%
                                    ==========      ========   ========   ========   ========   =======     =======
  Average commission rate paid
    per share.....................     $0.0535       $0.0550        N/A        N/A        N/A       N/A     $0.0609
                                    ==========      ========   ========   ========   ========   =======     =======


<F1> Commencement of operations
<F2> Not annualized
<F3> Annualized
<F4> Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.80% and the ratio of net investment income to average net assets would have been 1.05%.
<F5> The Adviser has directed certain portfolio trades of The Yacktman Fund to a broker at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees. Shareholders benefited under this arrangement as the net expenses of The Yacktman Fund do not include such sub-transfer agency fees.




2. OBJECTIVE AND INVESTMENT APPROACH - Options on Securities.

  The following discussion replaces the discussion under the caption "OBJECTIVE AND INVESTMENT APPROACH - Options on Securities" on pages 8 and 9 of the Prospectus.

  The Yacktman Fund may not purchase or write (sell) put or call options, but The Yacktman Focused Fund may purchase and write put (but not call) options on stocks. The Yacktman Focused Fund may purchase put options on specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio. The Yacktman Focused Fund may write (sell) put options on stocks to generate income. The Yacktman Focused Fund will only write put options if it is willing to purchase the stock at the exercise price.

  When writing a put option and receiving a premium payment, The Yacktman Focused Fund may become obligated during the term of the option to purchase the securities underlying the option at a specific price (exercise price). This event is unlikely to occur unless the market price of such securities is less than the exercise price. To cover its obligation, The Yacktman Focused Fund will maintain with its custodian in a segregated account cash or liquid securities equal in value to the exercise price. When purchasing a put option, The Yacktman Focused Fund has the right, in return for a premium paid, during the term of the option, to sell the securities underlying the option at the exercise price. If a put option which The Yacktman Focused Fund has purchased is not exercised, the option will become worthless on the expiration date, and The Yacktman Focused Fund will realize a loss in the amount of the premium paid, plus commission costs. The stocks underlying put options purchased by The Yacktman Focused Fund need not be stocks in The Yacktman Focused Fund's portfolio if the Adviser believes that the put options purchased can provide an effective hedge for stocks held by The Yacktman Focused Fund. However in such situations, there may be an imperfect correlation between movements in the prices of the stocks underlying the put options and movements in the prices of the stocks held by The Yacktman Focused Fund. It is possible that The Yacktman Focused Fund could suffer losses on both the put options it purchases and on the stocks held in its portfolio. No assurances can be given that a market will exist at all times for all outstanding put options purchased or sold by The Yacktman Focused Fund. If no such market exists, The Yacktman Focused Fund would be unable to realize its profits or limit its losses until it could exercise the put options it holds and it would remain obligated until the put options it wrote were exercised or had expired.

3. PURCHASE OF SHARES - General Information.

  The following paragraph is inserted between the first and second paragraphs under the caption "PURCHASE OF SHARES - General Information" on page 14 of the Prospectus.

  The Funds may authorize one or more broker-dealers, financial institutions or other service providers ("Processing Intermediaries"), who may designate other Processing Intermediaries, to accept purchase and redemption orders on the Funds' behalf. In such event, a Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's net asset value next determined after the order is accepted by the Processing Intermediary.

4. RETIREMENT PLANS.

  The following discussion replaces the discussion under the caption, "RETIREMENT PLANS - Individual Retirement Accounts ("IRA")" on page 15 of the Prospectus.

  Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The minimum initial investment for an IRA is $500. The Funds currently offer a prototype IRA plan and, effective January 1, 1998, will also offer a prototype Roth IRA plan and a prototype Education IRA plan. There is currently no charge for establishing an account, although there is an annual maintenance fee. (See the applicable IRA Custodial Agreement and Disclosure Statement for a discussion of the annual maintenance fee, other fees associated with the account, eligibility requirements and related tax consequences.)

5. DETERMINATION OF NET ASSET VALUE.

  The following two sentences are inserted after the third sentence and before the fourth sentence of the third paragraph under the caption "DETERMINATION OF NET ASSET VALUE" on pages 20 and 21 of the Prospectus.

  Put options are valued at the last sales price on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise put options are valued at the mean of the closing bid and asked prices.





  The Securities and Exchange Commission maintains a web site
(http://www.sec.gov) that contains the Prospectus dated April 30, 1997, The Yacktman Funds' Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

The Yacktman Funds
P R O S P E C T U S
APRIL 30,1997



                          P  R  O  S  P  E  C  T  U  S
                                 April 30, 1997


                            THE YACKTMAN FUNDS, INC.
                            303 West Madison Street
                            Chicago, Illinois 60606
                                1-800-525-8258


The Yacktman Funds, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund. The Company presently consists of two investment portfolios designed to offer investors a choice of equity-oriented investment opportunities. Each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds."

THE YACKTMAN FUND seeks long-term growth of capital, with current income as a secondary objective. The Yacktman Fund is diversified and invests primarily in equity securities of companies with market capitalizations of $1 billion or more.


THE YACKTMAN FOCUSED FUND seeks long-term growth of capital, with current income as a secondary objective. The Yacktman Focused Fund is non-diversified and invests primarily in equity securities of companies with market capitalizations of $1 billion or more. At any time The Yacktman Focused Fund may be invested in a relatively limited number of securities.

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Funds have filed with the Securities and Exchange Commission.

A Statement of Additional Information, dated April 30, 1997, which is a part of such Registration Statement, is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing to the address, or calling the telephone number, stated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997 AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE YACKTMAN FUNDS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

Summary.............................................................. 3
Expense Summary...................................................... 3
Shareholder and Fund Expenses........................................ 4
Financial Highlights................................................. 5
The Funds............................................................ 6
Objective and Investment Approach...................................  6
Management of the Funds............................................. 11
Purchase of Shares.................................................. 12
Retirement Plans.................................................... 15
Exchange Privilege.................................................. 16
Redemption of Shares................................................ 17
Systematic Withdrawal Plan.......................................... 19
Determination of Net Asset Value.................................... 20
Dividends and Distributions......................................... 20
Taxes............................................................... 21
Capital Structure................................................... 21
Shareholder Reports................................................. 23
Fund Performance.................................................... 23





                                 S U M M A R Y

INVESTMENT OBJECTIVE

   The investment objective of each Fund is to produce long-term growth of capital, with current income as a secondary objective. Each Fund seeks to obtain its primary investment objective by investing in common stocks, convertible securities, American Depository Receipts and fixed income securities. The Yacktman Focused Fund may also purchase put options on specific stocks in its portfolio to hedge against loss. Each Fund seeks to obtain its secondary investment objective by investing in dividend paying common stocks, convertible securities, fixed income securities and short-term money market instruments. Each Fund may lend its portfolio securities and The Yacktman Focused Fund may write put options. In periods when management believes the markets are favorable for common stocks, the greater portion of each Fund's investments will usually be in that type of security. A Fund's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. The Yacktman Focused Fund may leverage its investments and is non-diversified. See "OBJECTIVE AND INVESTMENT APPROACH."


INVESTMENT ADVISER

   Yacktman Asset Management Co. is the investment adviser (the "Adviser') of the Funds. The Adviser was organized in April 1992 and acts as the investment adviser to individuals and institutional clients with investment portfolios of approximately $1.5 billion. See "MANAGEMENTOFTHEFUNDS."


PURCHASES AND REDEMPTIONS
   Shares of the Funds are sold and redeemed at net asset value, without the imposition of any sales or redemption charges. The minimum initial investment is $2,500 (except for Individual Retirement Accounts and Automatic Investment Plans, where the minimum is $500). The minimum subsequent investment is $100. These minimums may be waived in the case of qualified retirement plans. See "PURCHASE OF SHARES" and "RETIREMENT PLANS." Shares of the Funds may be exchanged for shares of the Portico Money Market Fund, the Portico U.S. Government Money Market Fund and the Portico Tax-Exempt Money Market Fund, at their relative net asset values. See "EXCHANGE PRIVILEGE."


SHAREHOLDER SERVICES

   Questions regarding the Funds may be directed to the Fund at 1-800-525-8258. Inquiries regarding an investor's account should be directed to the Funds' Transfer Agent at 1-800-457-6033.




                         E X P E N S E   S U M M A R Y

   The following table is intended to assist you in understanding the various expenses that an investor bears, directly or indirectly, by being a shareholder of the Funds. They should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. For an explanation of management and 12b-1 fees, see "MANAGEMENT OF THE FUNDS" and "PURCHASE OF SHARES." The example assumes a 5% annual rate of return pursuant to the requirement of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Funds.



            S H A R E H O L D E R  A N D   F U N D   E X P E N S E S

                                                      THE YACKTMAN  THE YACKTMAN
                                                           FUND     FOCUSED FUND
                                                         --------   ------------

SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases ...............   None         None
 Maximum Sales Load Imposed on Reinvested Dividends ....   None         None
 Deferred Sales Load ...................................   None         None
 Redemption Fees(1) ....................................   None         None
 Exchange Fee(2) .......................................   None         None

ANNUAL OPERATING EXPENSES(3)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Management Fees .......................................   0.64%        1.00%
 12b-1 Fees ............................................   0.07%(4)      None
 Other Expenses (net of reimbursement) .................   0.24%        0.25%(5)
 Total Fund Operating Expenses before
   Expense Reductions (net of reimbursement) ...........   0.96%(5)(6)  1.25%(5)
 Total Fund Operating Expenses after
   Expense Reductions (net of reimbursement) ...........   0.90%(5)(6)  1.25%(5)

EXAMPLE:
 You would pay the following expenses on a $1,000
 investment, assuming (i) 5% annual return and
 (ii) redemption at the end of each time period
 1 year ................................................    $10          $13
 3 years ...............................................     31           41
 5 years ...............................................     55
 10 years ..............................................    121

(1) A fee of $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) For the year ended December 31, 1996 for The Yacktman Fund. For The Yacktman Focused Fund "Other Expenses" are estimated as The
(4) In any year, 12b-1 Fees will not exceed 0.25%. Payments under the 12b-1 Plan may be made only with respect to shares beneficially owned by eligible distributors' brokerage clients who became shareholders PRIOR TO DECEMBER 31, 1992.

(5) Total Fund Operating Expenses INCLUDE Management Fees, 12b-1 Fees and Other Expenses. The Adviser will waive its management fees to the extent necessary to insure that Total Fund Operating Expenses before Expense Reductions for THE YACKTMAN FOCUSED FUND DO NOT EXCEED 1.25% OF AVERAGE NET ASSETS. Absent reimbursement from the Adviser, "Other Expenses" for The Yacktman Focused Fund are estimated to be 0.50% of average net assets and Total Fund Operating Expenses before Expense Reductions are estimated to be 1.50% of average net assets.

(6) The Adviser has directed certain portfolio trades of The Yacktman Fund to a broker at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees.




                     F I N A N C I A L  H I G H L I G H T S

   The financial information for a share of The Yacktman Fund outstanding during the periods specified in the following table has been derived from the financial records of The Yacktman Fund which have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in the Annual Report to Shareholders. The table should be read in conjunction with the financial statements and related notes included in the Annual Report to Shareholders. Further information about the performance of the Funds is also contained in the Annual Report to Shareholders, copies of which may be obtained without charge upon request.




                                                                                                                   JULY 6, 1992(1)
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      THROUGH
                                                        DEC. 31, 1996  DEC. 31, 1995  DEC. 31, 1994  DEC. 31, 1993  DEC. 31, 1992
                                                        -------------  -------------  -------------  -------------  -------------
   ...............................................
Net asset value, beginning of period..............       $  12.09       $  10.05        $  9.56       $  10.39       $  10.00
Income from investment operations:
  Net investment income ..........................           0.24           0.22           0.22           0.14           0.05
  Net realized and unrealized gains
     (losses) on investments......................           2.90           2.81           0.61          (0.83)          0.42
                                                          --------       --------       --------       --------      --------
  Total from investment operations ...............           3.14           3.03           0.83          (0.69)          0.47
                                                          --------       --------       --------       --------      --------
Less distributions:
  Dividends from net investment income ...........          (0.24)         (0.22)         (0.22)         (0.14)        (0.05)
  Distributions from net realized gains ..........          (1.65)         (0.77)         (0.12)             -         (0.03)
                                                          --------       --------       --------       --------      --------
  Total distributions ............................          (1.89)         (0.99)         (0.34)         (0.14)        (0.08)
                                                          --------       --------       --------       --------      --------
  Net asset value, end of period .................        $ 13.34        $  12.09       $  10.05       $   9.56      $  10.39
                                                          ========       ========       ========       ========      ========
Total Return......................................          26.02%         30.42%          8.80%         (6.58)%        4.72%(2)
                                                          ========       ========       ========       ========      ========
Supplemental data and ratios:
  Net assets, end of period (000s) ...............        $755,617       $566,723       $295,133       $143,024       $74,666
                                                          ========       ========       ========       ========      ========
  Ratio of expenses to average net assets (3) ....           0.96%          0.99%          1.07%          1.18%         1.18%(4)
                                                          ========       ========       ========       ========      ========
  Ratio of expenses to average net assets after
     expense reductions(3)........................           0.90%          0.91%          1.07%          1.18%         1.18%(4)
                                                          ========       ========       ========       ========      ========
  Ratio of net income to average net assets after
     expense reductions(3)........................           1.80%          2.02%          2.49%          1.61%         1.49%(4)
                                                          ========       ========       ========       ========      ========
  Portfolio turnover rate ........................          58.54%         55.37%         49.44%         61.14%        30.94%
                                                          ========       ========       ========       ========      ========
  Average commission rate paid per share .........        $ 0.0550          N/A            N/A            N/A           N/A

(1) Commencement of operations.

(2) Not annualized for the period July 6, 1992 through December 31, 1992.
(3) The Adviser has directed certain portfolio trades of The Yacktman Fund to a broker at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees. Shareholders benefited under this arrangement as the net expenses of The Yacktman Fund do not include such sub-transfer agency fees.

(4) Annualized.



                                T H E  F U N D S

   The Yacktman Funds, Inc. (the "Company"), a Maryland corporation, was organized on April 6, 1992. The Company is an open-end, management investment company registered under the Invest-ment Company Act of 1940 (the "Act"). The Company presently consists of two portfolios: The Yacktman Fund (diversified) and The Yacktman Focused Fund (non-diversified) (each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds"). The Funds offer a choice of equity-oriented investment opportunities.


   Each Fund obtains its assets by continuously selling its shares to the public. Proceeds from such sales are invested by the Funds in securities of other companies. The resources of many investors are thus combined and each individual investor has an interest in every one of the securities owned, thereby providing diversification in a variety of industries. The Adviser furnishes experienced management to select and watch over the investments of the Funds. Each Fund will redeem any of its outstanding shares on demand of the owner at the next determined net asset value. Registration of the Funds under the Act does not involve supervision of the Funds' management or policies by the Securities and Exchange Commission.



                           O B J E C T I V E   A N D
                     I N V E S T M E N T   A P P R O A C H

GENERAL

   The investment objective of each of the Funds is to produce long-term growth of capital, with current income as a secondary objective. Each Fund pursues its primary investment objective by investing primarily in common stocks, convertible securities, American Depository Receipts and fixed income securities. The Yacktman Focused Fund may also purchase put options on specific stocks in its portfolio to hedge against loss. Each Fund pursues its secondary investment objective by investing in dividend paying common stocks, convertible securities, fixed income securities and short-term money market instruments. Each Fund may lend its portfolio securities and The Yacktman Focused Fund may write put options.


   Because shares of each Fund represent an investment in securities with fluctuating market prices, the net asset value per share of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. An investment in the Funds should be considered a long-term investment. The Funds are not designed to meet investors' short-term financial needs, nor is any single Fund or a combination of the Funds intended to provide a complete or balanced investment program.

   The investment objectives, policies and practices of each Fund, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help choose the Fund that best fits an investor's investment objectives.

THE YACKTMAN FUND
   The investment objective of The Yacktman Fund is long-term growth of capital, with current income as a secondary objective. The Yacktman Fund invests primarily in companies with large capitalization ($1 billion or more) with long records of earnings growth and dividends. In managing the investment portfolio for The Yacktman Fund, the Adviser will diversify The Yacktman Fund's holdings among many companies and industries.

THE YACKTMAN FOCUSED FUND
   The investment objective of The Yacktman Focused Fund is long-term growth of capital, with current income as a secondary objective. The Yacktman Focused Fund also invests primarily in companies with large capitalization ($1 billion or more) with long records of earnings growth and dividends. However, in managing the investment portfolio for The Yacktman Focused Fund, the Adviser may focus on a relatively limited number of securities (i.e., generally 25 or less, other than money market instruments). The Adviser believes that this focused investment strategy has the potential for higher total returns than an investment strategy calling for investment in a larger number of securities. However, the use of this focused investment strategy may increase the volatility of The Yacktman Focused Fund's investment performance. If the securities in which The Yacktman Focused Fund invests perform poorly, this Fund could incur greater losses than it would have had it invested in a greater number of securities.

OTHER INVESTMENT POLICIES AND RISKS
   In addition to the investment policies described above (and subject to certain restrictions described below), each of the Funds (unless indicated to the contrary) may invest in the following securities and employ the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information. Unless indicated to the contrary, there is no limitation on the percentage of assets which may be invested in any particular type of security.

MONEY MARKET INSTRUMENTS
   In times when the Adviser believes that adverse economic or market conditions justify such action, substantial portions of a Fund's assets may be held in money market instruments such as United States Treasury bills, certificates of deposit of U.S. banks, commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-2 or better by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). The Yacktman Focused Fund may also invest in securities issued by other investment companies that invest in high-quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses The Yacktman Focused Fund bears directly in connection with its own operations, as a shareholder of another investment company, The Yacktman Focused Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses and such fees and other expenses will be borne indirectly by The Yacktman Focused Fund's shareholders. A Fund may also invest in money market instruments in amounts as the Adviser believes are reasonable to satisfy anticipated redemption requests and to generate current income.

FIXED INCOME SECURITIES

   Both Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and when the Adviser believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Yacktman Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's (AAA and AA) or Moody's (Aaa and Aa). In the event a bond or debenture is downgraded after investment, The Yacktman Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). The Yacktman Focused Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned a rating of at least investment grade. Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. If a bond or debenture is downgraded below investment grade, both Funds will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Fund and its shareholders to do so. A description of the foregoing ratings is set forth in the Statement of Additional Information. The fixed income securities held by The Yacktman Fund will normally have short-term maturities, although The Yacktman Fund may invest in obligations having maturities as long as five years. The Yacktman Focused Fund may invest in fixed income securities of any length maturity. The value of fixed income securities will tend to decrease when interest rates rise and increase when interest rates fall. Fixed income securities with shorter maturities, while generally offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

CONVERTIBLE SECURITIES
   The Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for each Fund using the criteria described above and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield. Each Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

FOREIGN SECURITIES
   The Funds may also invest in U.S. dollar-denominated securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Investments in securities of foreign issuers may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.

OPTIONS ON SECURITIES
   The Yacktman Fund may not puchase or write (sell) put or call options, but The Yacktman Focused Fund may purchase and write put (but not call) options on stocks. The Yacktman Focused Fund will purchase put options on specific stocks in its portfolio only to hedge against a loss caused by an unexpectedly large decline in the price of the stock. The Yacktman Focused Fund may write (sell) put options on stocks to generate income. The Yacktman Focused Fund will only write put options if it is willing to purchase the stock at the exercise price.


   When writing a put option and receiving a premium payment, The Yacktman Focused Fund may become obligated during the term of the option to purchase the securities underlying the option at a specific price (exercise price). This event is unlikely to occur unless the market price of such securities is less than the exercise price. To cover its obligation, The Yacktman Focused Fund will maintain with its custodian in a segregated account cash or liquid securities equal in value to the exercise price. When purchasing a put option, The Yacktman Focused Fund has the right, in return for a premium paid, during the term of the option, to sell the securities underlying the option at the exercise price. If a put option which The Yacktman Focused Fund has purchased is not exercised, the option will become worthless on the expiration date, and The Yacktman Focused Fund will realize a loss in the amount of the premium paid, plus commission costs. No assurance can be given that a market will exist at all times for all outstanding put options purchased or sold by The Yacktman Focused Fund. In such event, The Yacktman Focused Fund would be unable to realize its profits or limit its losses until it could exercise the put options it holds and it would remain obligated until the put options it wrote were exercised or had expired.

PORTFOLIO TURNOVER

   The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. For the fiscal year ended December 31, 1996, the PORTFOLIO TURNOVER RATE WAS APPROXIMATELY 60% FOR THE YACKTMAN FUND. THE PORTFOLIO TURNOVER RATE FOR THE YACKTMAN FOCUSED FUND GENERALLY IS NOT EXPECTED TO EXCEED 65%.The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier brokerage costs which the Fund must pay and increased realized gains (or losses) to investors.

LENDING SECURITIES
   For income purposes, a Fund may lend its portfolio securities. The Funds' investment restrictions provide that no such loan may be made if thereafter more than 30% of the value of a Fund's total assets would be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, a Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

   Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. Because there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

   The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal. In making such loans, a Fund may utilize the services of a loan broker and pay a fee therefor. A Fund may incur additional custodian fees for services in connection with lending of securities.

BORROWING

   Both Funds may borrow money from banks for temporary or emergency purposes such as to meet redemption requests when liquidation of portfolio instruments would be inconvenient or disadvantageous. The Yacktman Fund will borrow only for such purposes and in an amount not exceeding 10% of the value of its total assets. The Yacktman Fund will not purchase portfolio securities while any borrowed amounts remain outstanding. The Yacktman Focused Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of The Yacktman Focused Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of The Yacktman Focused Fund when it leverages its investments will increase more when The Yacktman Focused Fund's assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, The Yacktman Focused Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, The Yacktman Focused Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of The Yacktman Focused Fund's assets should fail to meet this 300% coverage test, The Yacktman Focused Fund within three business days, will reduce the amount of The Yacktman Focused Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

BROKER PRACTICES
   Subject to an overall policy to seek to place portfolio transactions as efficiently as possible and at a favorable price, research services, payment of Fund expenses and placement of orders by securities firms for the Fund's shares may be taken into account as a factor in placing portfolio transactions.

INVESTMENT LIMITATIONS

   Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. A list of the Funds' policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Funds' investment objectives, as well as other policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in a Fund's investment objective may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund.


                              M A N A G E M E N T
                            O F   T H E   F U N D S

   As a Maryland corporation, the business and affairs of the Company are managed by its Board of Directors. The Company, on behalf of each of the Funds, has entered into Investment Advisory Agreements (the "Advisory Agreements") with Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606. Pursuant to such Advisory Agreements, the Adviser furnishes continuous investment advisory services to each of the Funds. The Adviser does not advise any other mutual funds, but does act as the investment adviser to individuals and institutional clients with investment portfolios of approximately $1.5 billion. The Adviser was organized in April 1992. Mr. Donald A. Yacktman, the president and sole stockholder of the Adviser, is the portfolio manager for each of the Funds and, as such, is responsible for the day-to-day management of their portfolios. Mr. Yacktman has managed each of the Funds' portfolios since inception and was an officer and portfolio manager from April 1982 through March 11, 1992 with Selected Financial Services, Inc.; and a portfolio manager from 1968 to 1982 with Stein Roe & Farnham, where he was also a partner from 1974 to 1982.


   The Adviser supervises and manages the investment portfolios of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee from The Yacktman Fund based on The Yacktman Fund's average daily net assets at the annual rate of .65 of 1% on the first $500,000,000 of average daily net assets, .60 of 1% on the next $500,000,000 of average daily net assets and .55 of 1% on average daily net assets in excess of $1,000,000,000 and a monthly fee from The Yacktman Focused Fund based on The Yacktman Focused Fund's average daily net assets at the annual rate of 1% on average daily net assets. The Adviser will waive all or a portion of the advisory fee otherwise payable by The Yacktman Focused Fund to the extent necessary to insure that aggregate annual operating expenses, excluding interest, taxes, brokerage commissions and extraordinary items, do not exceed 1.25% of average net assets. The advisory fees paid in the fiscal year ended December 31, 1996 by The Yacktman Fund were equal to .64% of The Yacktman Fund's average net assets.

   Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, acts as administrator and fund accountant. As administrator, the Administrator provides clerical, compliance, regulatory and other administrative services. As fund accountant, the Administrator calculates each Fund's net asset value. For administrative services, the Administrator receives from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of .15 of 1% on the first $50,000,000 of average daily net assets, .05 of 1% on the next $50,000,000 of average daily net assets and .025 of 1% on average daily net assets in excess of $100,000,000. And for fund accounting services, the Administrator receives from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of $20,000 on the first $100,000,000 of average daily net assets, .010% on the next $100,000,000 of average daily net assets, and .005% of average daily net assets in excess of $200,000,000.

   For administrative and fund accounting services, The Yacktman Focused Fund pays the Administrator a fee, computed daily and payable monthly, at the annual rate of .05% of The Yacktman Focused Fund's average daily net assets, subject to a minimum annual fee of $50,000.

   The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing the registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.


                      P U R C H A S E   O F   S H A R E S

INITIAL INVESTMENT

   Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order. The Board of Directors of the Company has established $2,500 as the minimum initial purchase and $100 as the minimum for any subsequent purchase (except for Individual Retirement Accounts ("IRAs") and Automatic Investment Plans, where the initial minimum is $500, and through dividend reinvestment). Investors will receive written notification at least 30 days in advance of any changes in such minimum amounts.

BY MAIL

   Share purchase applications may be obtained from the Funds. (Please note that investors must use different forms if investing through an IRA or prototype retirement plan. See "RETIREMENT PLANS.") Completed share purchase applications should be mailed directly to:

   The Yacktman Funds, Inc.
   Shareholder Services Center
   P.O. Box 701
   Milwaukee, Wisconsin 53201-0701

To purchase shares by OVERNIGHT OR EXPRESS MAIL, please use the following street address:

   The Yacktman Funds, Inc.
   Shareholder Services Center, 3rd Floor
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

The U.S. Postal Service or other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services, does not constitute receipt by Firstar Trust Company or the Funds. DO NOT mail letters by overnight courier to the Post Office Box address.


   All applications must be accompanied by payment in the form of a check made payable to "The Yacktman Funds, Inc." All purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against an investor's account for any payment check returned to the custodian for insufficient funds. The investor will also be responsible for any losses suffered by the Funds as a result. When a purchase is made by check and a redemption is made shortly thereafter, Firstar Trust Company, the Funds' transfer agent (the "Transfer Agent"), may delay the mailing of a redemption check until it is satisfied that the check has cleared. (It will normally take up to 3 business days to clear local personal or corporate checks and up to 7 business days to clear other personal and corporate checks.)

BY WIRE

   To avoid redemption delays as described above, purchases may be made by direct wire transfers. The establishment of a new account by wire transfer should be preceded by a telephone call to the Transfer Agent at 1-800-457-6033 or 1-414-765-4124. The investor will be asked to provide his or her name, address, Social Security or tax identification number, the amount of his or her investment and the name and address of the bank that will be wiring the investment. The Transfer Agent will inform the investor of his or her assigned investor account number at that time. Funds should be wired through the Federal Reserve System as follows:


   Firstar Bank Milwaukee, N.A.
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202
   ABA Number 0750-00022
   For credit to Firstar Trust Company
   Account Number 112-952-137
   For further credit to The Yacktman Funds, Inc.
   (name of Fund to be purchased)
   (investor account number)
   (name or account registration)

   After wiring funds, the investor will receive in the mail from the Transfer Agent a share purchase application. Upon receipt, the investor must complete the application and return it to the Transfer Agent.
   Inquiries concerning the Funds or the share purchase application may be directed to the Transfer Agent. For telephone assistance call toll-free, 1-800-457-6033.

SUBSEQUENT INVESTMENTS (MINIMUM $100)
   Additions to an investor's account may be made BY MAIL ($100 MINIMUM) or BY WIRE ($1,000 MINIMUM). When adding to an account by mail, the investor should send to the Transfer Agent his or her remittance, together with the detachable form sent with the most recent statement from the Transfer Agent. If this form is unavailable, the investor should send a note giving the full name of the account and the account number. For additional investments made by wire transfer, the investor should use the aforementioned wiring instructions. The investor should notify the Transfer Agent at 1-800-457-6033 prior to wiring funds. The required minimum investments may be waived in the case of qualified retirement plans.

GENERAL INFORMATION
   All applications to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until so accepted. The Funds do not, except as indicated in the following sentence, accept telephone orders for the purchase of shares, and they reserve the right to reject applications in whole or in part. The Funds may accept telephone orders from broker-dealers who have been previously approved by the Funds. It is the responsibility of such broker-dealers promptly to forward purchase or redemption orders to the Funds. Although there is no sales charge levied directly by the Funds, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Funds or the Adviser.
   In order to relieve the investor of responsibility for safekeeping and delivery of stock certificates, the Funds do not issue certificates unless the investor requests a certificate each time a purchase is made. Instead, shares purchased are automatically credited to an account maintained for the investor on the books of the Funds by the Transfer Agent. The investor will receive a statement showing the details of each transaction. No charge will be imposed for the issuance of stock certificates.

AUTOMATIC INVESTMENT PLAN

   The Funds offer an Automatic Investment Plan whereby an investor may automatically make purchases of shares of the Funds on a regular, convenient basis ($100 minimum per transaction). A $500 MINIMUM INITIAL INVESTMENT must be met before the Automatic Investment Plan may be established. Under the Automatic Investment Plan, an investor's designated bank or other financial institution debits a preauthorized amount on the investor's account each month and applies the amount to the purchase of shares of the Funds. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). In addition, the Funds must have a currently effective registration in those states in which it is required. No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $20 fee will be imposed by the Transfer Agent if sufficient funds are not available in the investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Funds. Investors who wish to make a change in investments made through an automatic investment plan may do so by calling the Transfer Agent at 1-800-457-6033.

DISTRIBUTION PLAN

   There are no sales loads on purchases of shares of the Funds nor redemption charges on redemptions of shares. The Yacktman Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. THE EFFECTIVE 12B-1
FEE FOR THE YACKTMAN FUND WAS 0.07% FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. THE YACKTMAN FOCUSED FUND HAS NOT ADOPTED A DISTRIBUTION PLAN. Payments under the Plan in any year are limited to 0.25% of the average daily net assets of The Yacktman Fund. The Plan permits The Yacktman Fund to employ one or more distributors of its shares. PAYMENTS UNDER THE PLAN, HOWEVER, MAY BE MADE ONLY TO DISTRIBUTORS EMPLOYED BY THE YACKTMAN FUND WITH RESPECT TO SHARES BENEFICIALLY OWNED BY EACH SUCH DISTRIBUTOR'S BROKERAGE CLIENTS WHO ESTABLISHED THEIR YACKTMAN FUND ACCOUNTS PRIOR TO DECEMBER 31, 1992. Such fees may decline as a percentage of net assets as assets of The Yacktman Fund increase and/or as the clients of distributors employed by The Yacktman Fund who established their accounts prior to December 31, 1992 redeem their shares. The Yacktman Fund pays to each distributor a monthly fee for distribution of The Yacktman Fund's shares at the rate of 0.65% per annum of the aggregate average daily net asset value of the shares in the distributor's accounts. These distribution fees can be characterized as trail fees. Such fees may be spent by a distributor on any activities or expenses primarily intended to result in the sale of The Yacktman Fund's shares, including but not limited to compensation paid to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support the distribution of shares of The Yacktman Fund. See "DISTRIBUTION PLAN" in the Statement of Additional Information for a more complete description of the Plan. Long-term shareholders (e.g., in excess of 25 years) may pay more through the imposition of the distribution fee over time than the economic equivalent of the maximum front-end sales charge permitted to be charged by brokers if The Yacktman Fund were to have a front-end sales charge.



                        R E T I R E M E N T   P L A N S
   The Funds offer the following retirement plans that may be funded with purchases of shares of the Funds and may allow investors to shelter some of their income from taxes:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

   Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The MINIMUM INITIAL INVESTMENT for an IRA is $500. The Funds offer a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee. (See IRA Custodial Agreement and Disclosure Statement.)

   Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

SIMPLIFIED EMPLOYEE PENSION PLAN

("SEP-IRA")
   The Funds also offer a Simplified Employee Pension (SEP) plan for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.


SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS
("SIMPLE")
   The Funds also offer a SIMPLE plan for employers, including self-employed individuals, with 100 or fewer employees who wish to purchase shares of the Funds with tax-deductible contributions. A SIMPLE plan allows employees to elect to reduce their compensation and have such amounts contributed to the plan. Under the SIMPLE plan, employer and employee contributions are made directly to the SIMPLE IRA accounts of eligible participants.


DEFINED CONTRIBUTION RETIREMENT PLAN (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE PLANS)

   A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions.

CASH OR DEFERRED 401(K) PLAN
   A prototype cash or deferred 401(k) arrange-ment is also available as part of the Defined Contribution Retirement Plan for employers who wish to allow employees to elect to reduce their compensation and have such amounts contributed to the plan.

MODEL 403(B)(7) PLAN
   A model 403(b)(7) plan is available for employees of certain charitable, educational and governmental entities.

   A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Funds upon request. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.



                      E X C H A N G E   P R I V I L E G E

   The Company generally permits shareholders to exchange shares of The
Yacktman Fund for shares of The Yacktman Focused Fund. Additionally all or part of the shares of the Funds owned by an investor may be exchanged for shares of the Portico Money Market Fund, the Portico U.S. Government Money Market Fund and the Portico Tax-Exempt Money Market Fund (collectively the "Portico Money Funds"). The Portico Money Funds are described in a separate prospectus available from the Funds. Firstar Investment Research & Management Company, an affiliate of Firstar Trust Company, serves as the investment adviser to each of the Portico Money Funds. Investors may subsequently exchange such shares and shares purchased with reinvested dividends for shares of the Funds. Use of the exchange privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the prospectus for the applicable Portico Money Fund, and is available only if shares of the applicable Portico Money Fund are registered for sale in the state of residence of the investor. Investors may obtain a copy of the prospectuses for any Portico Money Fund from the Funds and are advised to read it carefully before authorizing any investment in shares of such fund.
   Exchange requests are subject to a $1,000 MINIMUM. Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Funds or their investors. Investors will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to The Yacktman Funds, Inc., Shareholder Services Center, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Except as stated above, the Funds currently do not impose any limitations on exchanges. There will be a $5.00 FEE charged to the investor's account FOR EACH TELEPHONE EXCHANGE transacted by the investor. This fee will be charged to the account from which the funds are being withdrawn prior to effecting the exchange. There is NO FEE FOR A WRITTEN EXCHANGE REQUEST.
   An exchange involves a redemption of all or a portion of the shares in one Fund and the investment of the redemption proceeds in shares of the other Fund or the applicable Portico Money Fund. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares of the Fund or the Portico Money Fund to be acquired will be purchased at the per share net asset value of those shares next determined coincident with or after the time of redemption. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. For further information regarding the exchange privilege, see "EXCHANGE PRIVILEGE" in the Funds' Statement of Additional Information.



                     R E D E M P T I O N   OF   S H A R E S

REDEMPTION BY TELEPHONE
   Investors may redeem shares of the Funds by telephone. To redeem shares by telephone, an investor must check the appropriate box on the share purchase application as the Funds do not make this feature available to shareholders automatically. Once this feature has been requested, shares may be redeemed by phoning the Transfer Agent at 1-800-457-6033 or 1-414-765-4124 and giving:

   - the account name,
   - the account number, and
   - either the number of shares or the

   - dollar amount to be redeemed.


Proceeds redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent. TELEPHONE REDEMPTIONS MUST BE IN AMOUNTS OF $1,000 OR MORE. Any written redemption request received within 10 business days after an address change made by telephone, must be accompanied by a signature guarantee and no telephone redemption will be allowed within 10 business days of such a change.


   Payment of the redemption proceeds for shares of the Funds redeemed by telephone where an investor requests wire payment will normally be made in federal funds on the next business day. As stated above, the Transfer Agent will wire redemption proceeds only to the bank and account designated on the share purchase application or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank located within the United States. The Transfer Agent currently charges a $12.00 FEE for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

   In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

   The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares of the Funds by telephone may be modified or terminated by the Funds at any time. Neither the Funds nor the Transfer Agent will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine even if such instructions prove to be unauthorized or fraudulent. They will employ reasonable procedures to confirm that instructions received by telephone are genuine, including requiring the shareholder to provide the shareholder's account number to verify ownership, tape recording all instructions and providing written confirmation of such instructions, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

REDEMPTION BY MAIL
   Investors may request redemption of part or all of their shares by mail whenever they wish. For most redemption requests, an investor need only deliver to the Transfer Agent a written, unconditional request to redeem his or her shares at net asset value. A request for redemption must include:

   - the name of the Fund (i.e., The Yacktman
     Fund, The Yacktman Focused Fund or a Portico money market fund);

   - the account number;
   - the dollar amount or number of shares
     being redeemed;
   - the name(s) on the account registration;
   - the signatures of all registered account owners; and
   - a daytime telephone number.

If stock certificates have been issued, the investor must also deliver the certificate or certificates in transferable form, duly endorsed or accompanied by a separate stock power. In certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, additional documentation and signature guarantees may be required. Redemptions are effected only by the Transfer Agent. In case of any questions concerning the nature of such additional requirements, the Transfer Agent should be contacted in advance.
   Redemption requests may be submitted directly to the Transfer Agent at no cost to the investor. They may also be submitted through securities dealers, in which case a service fee may be charged by such dealer. If a redemption request is not sent directly to the Transfer Agent, it will be forwarded to the Transfer Agent, and the effective date of redemption will be delayed until the request is received by the Transfer Agent. THUS, TO AVOID DELAY, PLEASE SUBMIT REDEMPTION REQUESTS DIRECTLY TO THE TRANSFER AGENT at:

   The Yacktman Funds, Inc.
   Shareholder Services Center
   P.O. Box 701
   Milwaukee, WI 53202

The U.S. Postal Service or other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services, does not constitute receipt by Firstar Trust Company or the Funds. DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

SIGNATURE GUARANTEE
   Except in certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, signatures need not be guaranteed unless:

   - the redemption request exceeds $25,000;
   - the proceeds of the redemption are requested to be sent by wire transfer to a person other than the registered holder(s) of the shares to be redeemed;
   - the proceeds of the redemption are to be mailed to other than the address of record; or
   - a change of address request has been received by the Funds or the Transfer Agent within the last 10 business days.

In such cases, each signature on any stock certificate, stock power or redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution.

REDEMPTION PRICE
   The redemption price per share is the next determined net asset value per share for each Fund after receipt by the Transfer Agent of the written request containing the information set forth above, accompanied by all required documentation. The amount received will depend on the market value of the investments in such Fund's portfolio at the time of determination of net asset value and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder typically within one or two days, but no later than the seventh day after receipt of the redemption request in proper form and of all required documentation (except as indicated above for certain redemptions of shares purchased by check).
   Investors should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent by mail as described above.

   When redemption is requested shortly after shares have been purchased by personal check, the redemption proceeds will be delayed until the Funds can verify that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) Investors may not use a wire transfer to a predesignated account until the shares being redeemed have been issued for at least 10 business days. To reduce such delay, the Funds recommend that all purchases be made by direct wire transfer.

   To relieve the Funds of the cost of maintaining uneconomical accounts, the Funds reserve the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, the investor would be given at least 60 days' written notice and, during that period, the investor could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in any Fund's net asset value. Any such involuntary redemption would be at net asset value.
   The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.



                              S Y S T E M A T I C
                         W I T H D R A W A L   P L A N

   To accommodate the current cash needs of investors, the Funds offer a Systematic Withdrawal Plan, pursuant to which an investor may provide that a fixed sum be distributed to him or her at regular intervals. AN INVESTOR MUST OWN SHARES OF THE FUNDS WORTH AT LEAST $10,000 AT CURRENT NET ASSET VALUE IN ORDER TO PARTICIPATE IN THE PLAN. In electing to participate in the Systematic Withdrawal Plan, an investor should realize that within any given period the appreciation of his or her investment in the Funds may not be as great as the amount withdrawn. A more complete discussion of the Systematic Withdrawal Plan is included in the Funds' Statement of Additional Information. The Systematic Withdrawal Plan does not apply to shares of the Funds held in IRAs or other retirement plans. An application for participation in the Systematic Withdrawal Plan can be obtained from the Funds. Investors who wish to make a change in their Systematic Withdrawal Plan may do so by calling the Transfer Agent at 1-800-457-6033.



                        D E T E R M I N A T I O N   O F
                         N E T   A S S E T   V A L U E

   The price investors pay when buying shares of the Funds, and the price investors receive when redeeming shares of the Funds, is the net asset value of the shares. No sales charge or commission of any kind is added by the Funds upon a purchase and no charge is deducted upon a redemption.

   The per share net asset value of a Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Funds prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.
   Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.



                           D I V I D E N D S   A N D
                           D I S T R I B U T I O N S

   THE FUNDS PAY DIVIDENDS QUARTERLY from net investment income. Any NET REALIZED CAPITAL GAIN not offset by capital loss carryovers is distributed ANNUALLY. Investors may elect to have all income dividends and capital gains distributions reinvested in the Funds or paid in cash. See the share purchase application for further information. If an investor does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Funds, calculated to the nearest 1,000th of a share. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to the investor's account on such date. As in the case of other purchases, stock certificates will not be issued unless requested. Investors will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Funds registered in the same name, including those previously purchased. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
   An investor may change his or her election at any time by notifying the Funds in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Funds may modify or terminate the dividend reinvestment program at any time on 30 days' notice to participants.
   The Transfer Agent will accept a request to change from cash to reinvest.
The Transfer Agent will also accept a request to change reinvest to cash as long as the proceeds are sent to the address of record or to a preauthorized wire/EFT payment address already established on the account. A request to begin EFT of dividends to a bank not already on the account or to have the check sent to another address must be received with a signature guarantee.



                                   T A X E S

   Each Fund intends to qualify annually for and elect tax treatment applicable to a "regulated investment company" under Subchapter M of the Code. Each Fund intends to distribute all of its taxable net income and realized net gains to investors so that each Fund will not be required to pay any income taxes. Such distributions are taxable as ordinary income or capital gain to investors unless their income is not subject to income tax. Investors may also be subject to state and local taxes on such distributions. Investors are informed annually of the amount and nature of such income or gain. Only dividends that represent dividends received by the Funds from U.S. corporations may, subject to certain limitations, qualify for the dividends received deduction, which is available only to certain corporations.
   If a Fund distributes less than the amount it is required to distribute during any year, such Fund will be subject to a 4% excise tax on the under-distributed amount. Each Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.
   A FUND WILL BE REQUIRED TO WITHHOLD FEDERAL INCOME TAX AT A RATE OF 31% ("backup withholding") from dividend payments and redemption and exchange proceeds IF AN INVESTOR FAILS TO FURNISH SUCH FUND WITH HIS SOCIAL SECURITY NUMBER OR OTHER TAX IDENTIFICATION NUMBER OR FAILS TO CERTIFY UNDER PENALTY OF PERJURY THAT SUCH NUMBER IS CORRECT OR THAT HE IS NOT SUBJECT TO BACKUP WITHHOLDING DUE TO THE UNDERREPORTING OF INCOME. This certification is included as part of the share purchase application and should be completed when the account is opened.
   Investors should consult their tax advisers for a complete review of the tax ramifications of an investment in the Funds.



                       C A P I T A L   S T R U C T U R E

   The Company's authorized capital consists of 1,000,000,000 shares of Common Stock, $0.0001 par value. The common stock is divisible into an unlimited number of "series," each of which is a separate Fund. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and
(iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting in any year in which the election of directors is not required to be acted on by share-holders under the Act. The Company also has adopted provisions in its Bylaws for the removal of directors by the shareholders.

   Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. The Funds will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the investor's account will be credited with the number of shares purchased, relieving investors of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any investor may deliver certificates to Firstar Trust Company and direct that his or her account be credited with the shares. Any investor may direct Firstar Trust Company at any time to issue a certificate for his or her shares of Common Stock without charge. In addition to serving as the Fund's Transfer Agent, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the custodian for all securities and cash of the Funds and acts as the Funds' dividend disbursing agent.
   Pursuant to the Company's Articles of Incorporation, the Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting is required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, belong to that class and are charged with the liabilities in respect of that class and of that class' share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class is based on the assets belonging to that class less the liabilities charged to that class, and dividends may be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

                     S H A R E H O L D E R   R E P O R T S

   Investors will be provided at least semi-annually with a report showing each Fund's portfolio and other information and annually after the close of the Funds' fiscal year, which ends December 31, with an annual report containing audited financial statements. An individual account statement will be sent to the investor by Firstar Trust Company after each purchase, including reinvestment of dividends, or redemption of shares of the Funds. Each investor will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.
   Investors who have questions about their respective accounts should call Firstar Trust Company at 1-800-457-6033 or 1-414-765-4124. In addition, investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan or a change in the manner in which dividends are received may also do so by calling the Transfer Agent at 1-800-457-6033. Investors who have questions regarding the investment strategy and historical performance of the Funds should call Yacktman Asset Management Co. at 1-800-525-8258 and ask to speak to a member of the portfolio management group. Alternatively, investors may also write to The Yacktman Funds, Inc., 303 West Madison Street, Chicago, Illinois 60606, Attention: Corporate Secretary.



                        F U N D   P E R F O R M A N C E

   Each Fund may provide from time to time in advertisements, reports to investors and other communications with investors its average annual compounded rate of return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions.
   In reports or other communications to investors and in advertising material, a Fund may compare its performance to the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Morningstar, Inc. ("Morningstar"), three widely recognized independent mutual fund reporting services. Lipper, CDA and Morningstar performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The market prices and yields of these stocks will fluctuate. A Fund also may quote performance information from publications such as The Wall Street Journal, Kiplinger's Personal Finance Magazine, Money Magazine, Forbes, Smart Money, Barron's, Worth Magazine, and USA Today.


                               D I R E C T O R S

*JON D. CARLSON-Director. Executive Vice President of Yacktman Asset Management Co.

THOMAS R. HANSON-Director. Partner of Fleming/Hanson Sales, a manufacturers representative firm in the commercial and industrial air conditioning industry.

STANISLAW MALISZEWSKI-Director. Managing Director of Gateway Asset Management, Inc., an investment management and marketing company for large institutional investors.

STEPHEN E. UPTON-Director. Retired President of the Whirlpool Foundation.

*DONALD A. YACKTMAN-Director. President of Yacktman Asset Management Co.



                      P R I N C I P A L   O F F I C E R S

DONALD A. YACKTMAN-President and Treasurer.

JON D. CARLSON-Vice President and Secretary.

RONALD W. BALL-Vice President.



                      I N V E S T M E N T   A D V I S E R

YACKTMAN ASSET MANAGEMENT CO.
303 West Madison Street, Suite 1925
Chicago, Illinois 60606



                           A D M I N I S T R A T O R

SUNSTONE FINANCIAL GROUP, INC.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202



                     C U S T O D I A N ,   T R A N S F E R
                      A G E N T   A N D   D I V I D E N D
                        D I S B U R S I N G   A G E N T

FIRSTAR TRUST COMPANY
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-457-6033
1-414-765-4124



                             I N D E P E N D E N T
                             A C C O U N T A N T S

PRICE WATERHOUSE LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                           L E G A L   C O U N S E L

FOLEY & LARDNER
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202



THE YACKTMAN FUNDS


FOR FUND INFORMATION AND
SHAREHOLDER SERVICES,
CALL 1-800/525-8258




THE YACKTMAN FUNDS, INC.
Shareholder Services Center
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701

   STATEMENT OF ADDITIONAL INFORMATION                       October 30, 1997





                            THE YACKTMAN FUNDS, INC.
                             303 West Madison Street
                             Chicago, Illinois 60606
                          Call Toll-Free 1-800-525-8258




             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Yacktman Funds, Inc. (the "Company") dated April 30, 1997 and the Supplement to the Prospectus dated October 30, 1997 (collectively the "Prospectus"), for The Yacktman Fund and The Yacktman Focused Fund (each referred to individually as a "Fund" and collectively as the "Funds"). Requests for copies of the Prospectus should be made by writing to The Yacktman Funds, Inc., 303 West Madison Street, Chicago, Illinois 60606, Attention: Corporate Secretary, or by calling 1-800-525-8258.


                            THE YACKTMAN FUNDS, INC.

                                TABLE OF CONTENTS

                                                                         Page


   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . .  1

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . .  7

   DIRECTORS AND OFFICERS OF THE COMPANY . . . . . . . . . . . . . . . . .  7

   INVESTMENT ADVISER AND ADMINISTRATOR  . . . . . . . . . . . . . . . . . 10

   EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . . 12

   REDEMPTIONS IN KIND . . . . . . . . . . . . . . . . . . . . . . . . . . 13

   SYSTEMATIC WITHDRAWAL PLAN  . . . . . . . . . . . . . . . . . . . . . . 13

   CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . 14

   DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . . . 16

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . 18

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 20

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . 21

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . . . 31


                   INVESTMENT RESTRICTIONS AND CONSIDERATIONS

   THE YACKTMAN FUND

             As set forth in the Prospectus under the caption "OBJECTIVE AND INVESTMENT APPROACH," the investment objective of The Yacktman Fund is to produce long-term growth of capital, with current income as a secondary objective. Consistent with this investment objective, The Yacktman Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of The Yacktman Fund.

             1. The Yacktman Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of The Yacktman Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             2. The Yacktman Fund will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account, or deal in options.

             3. The Yacktman Fund will not borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of The Yacktman Fund's total assets. The Yacktman Fund will not borrow money for the purpose of investing in securities, and The Yacktman Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

             4. The Yacktman Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

             5. The Yacktman Fund will not invest more than 5% of The Yacktman Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             6. The Yacktman Fund will not purchase securities of other investment companies (as defined in the Investment Company Act of 1940 (the "Act")), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.

             7. The Yacktman Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Fund (except to the extent that The Yacktman Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

             8. The Yacktman Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the total value of its total assets would be invested in such securities.

             9. The Yacktman Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Fund's total assets would be the subject of such loans.

             10. The Yacktman Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             11. The Yacktman Fund will not make investments for the purpose of exercising control or management of any company.

             12. The Yacktman Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             13. The Yacktman Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

             14. The Yacktman Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Yacktman Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Yacktman Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of The Yacktman Fund or an officer, director or other affiliated person of The Yacktman Fund's investment adviser, without authorization of the Board of Directors of the Company.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.

   THE YACKTMAN FOCUSED FUND

             As set forth in the Prospectus under the caption "OBJECTIVE AND INVESTMENT APPROACH," the investment objective of The Yacktman Focused Fund is to produce long-term growth of capital, with current income as a secondary objective. Consistent with this investment objective, The Yacktman Focused Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Focused Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or
   (ii) more than 50% of the outstanding shares of The Yacktman Focused Fund.

             1. The Yacktman Focused Fund may issue senior securities to the extent permitted under the Act.

             2. The Yacktman Focused Fund will not sell securities short, buy securities on margin, purchase warrants or participate in a joint trading account. The Yacktman Focused Fund may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Act.

             3. The Yacktman Focused Fund may borrow money to the extent permitted by the Act. The Yacktman Focused Fund may pledge or hypothecate its assets to secure its borrowings.

             4. The Yacktman Focused Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Focused Fund (except to the extent that The
        Yacktman Focused Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities).

             5. The Yacktman Focused Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             6. The Yacktman Focused Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             7. The Yacktman Focused Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

             8. The Yacktman Focused Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Focused Fund's total assets would be the subject of such loans.

             9. The Yacktman Focused Fund will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Focused Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Focused Fund's assets would be invested in securities of such issuer, except that up to 50% of the value of The Yacktman Focused Fund's total assets may be invested without regard to this limitation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             10. The Yacktman Focused Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

             11. The Yacktman Focused Fund will not make investments for the purpose of exercising control or management of any company.

             12. The Yacktman Focused Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Yacktman Focused Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Yacktman Focused Fund will not purchase securities of other investment companies (as defined in the Act), except:
        (a) as part of a plan of merger, consolidation, reorganization or acquisition of assets; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchase described in (b) and (c) will be made if as a result of such purchases (i) The Yacktman Focused Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of The Yacktman Focused Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of The Yacktman Focused Fund's net assets would be invested in shares of registered investment companies.

             2. The Yacktman Focused Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of The Yacktman Focused Fund or an officer, director or other affiliated person of The Yacktman Focused Fund's investment adviser, without authorization of the Board of Directors of the Company.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Focused Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Focused Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.

   High Yield Convertible Securities

             Each Fund may invest up to five percent of its net assets in convertible securities rated less than investment grade. Investments in such securities are subject to the risk factors outlined below. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.

   Options on Securities

             When The Yacktman Focused Fund wishes to terminate The Yacktman Focused Fund's obligation with respect to a put option it has written, The Yacktman Focused Fund may effect a "closing purchase transaction." The Yacktman Focused Fund accomplishes this by buying a put option of the same series as the put option previously written by The Yacktman Focused Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When The Yacktman Focused Fund is the holder of a put option, it may liquidate its position by effecting a "closing sale transaction." The Yacktman Focused Fund accomplishes this by selling a put option of the same series as the put option previously purchased by The Yacktman Focused Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

             The Yacktman Focused Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a put option previously written by it if the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the put option is less (or greater) than the premium, less commission costs, received by The Yacktman Focused Fund on the sale of the put option. The Yacktman Focused Fund will realize a gain (or a loss) on a closing sale transaction with respect to a put option previously purchased by it if the premium, less commission costs, paid by The Yacktman Focused Fund on the sale of the put option is greater (or less) than the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the put option.

             Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which The Yacktman Focused Fund may buy or sell; however, the Adviser intends to comply with all limitations.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "DETERMINATION OF NET ASSET VALUE," the net asset value of the Funds will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                      DIRECTORS AND OFFICERS OF THE COMPANY

             The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are as follows:

             Ronald W. Ball -- Vice President. Mr. Ball, 56, has been Senior Vice President of Yacktman Asset Management Co. (the "Adviser") since April, 1992. Prior to that time, he was a Senior Vice President and Portfolio Manager at Selected Financial Services, Inc., a Chicago, Illinois investment advisory firm, (since October, 1983) and President and Portfolio Manager of Selected Special Shares, an investment company (since October, 1986). Mr. Ball holds a B.S. in Business Administration from The Ohio State University. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

             *Jon D. Carlson -- Director, Vice President and Secretary. Mr. Carlson, 56, has been the Executive Vice President of the Adviser since May 14, 1992. Prior to this date he was a Senior Vice President of the Kemper Securities Group, Inc., which he joined in March, 1989 from Kidder, Peabody and Co. A graduate of The University of Michigan and the Michigan Law School, Mr. Carlson has been admitted to the practice of law in Michigan, New York and Illinois and served from 1972 to 1978 on the Employee Benefits Committee of the Taxation Section of the American Bar Association. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

             Thomas R. Hanson -- Director. Mr. Hanson, 59, is a Partner of Fleming/Hanson Sales, a manufacturers representative firm in the commercial and industrial air conditioning industry. Prior to establishing this firm in 1991, Mr. Hanson was President of Thermal Air Systems, Inc., Bensenville, Illinois. He also serves on the Corporate Member Board of Advocate Health Care, Inc., Oak Brook, Illinois, and on the Advisory Board for the College of Engineering of the University of Iowa from which he earned a B.S. in Mechanical Engineering. His address is c/o Fleming/Hanson Sales, 3010 Woodcreek Drive, Downers Grove, Illinois 60515.

             Stanislaw Maliszewski -- Director. Mr. Maliszewski, 53, has been a Managing Director of Gateway Asset Management, Inc., an investment management and marketing company for large institutional investors since August, 1993. Prior to joining Gateway Asset Management, Inc. Mr. Maliszewski was President of Princeton Futures Management Incorporated, an investment advisory firm for large institutional investors. Neither Gateway Asset Management, Inc. nor Princeton Futures Management Incorporated is affiliated with, or a service provider to, the Adviser. However, Mr. Maliszewski has been retained by the Adviser as a client solicitor pursuant to Rule 206(4)-3 under the Investment Advisers Act of 1940. Prior to establishing Princeton Futures Management Incorporated in 1991, Mr. Maliszewski was with the Rosenberg Real Estate Equity Funds, LaSalle Advisors Ltd., and the Investment Banking Services Group of Goldman Sachs and Company. He holds an A.B. degree from Princeton University and an MBA from Harvard University. His address is c/o Gateway Asset Management, Inc., Suite 1420, 180 North LaSalle Street, Chicago, Illinois 60601.

             Stephen E. Upton -- Director. Mr. Upton, 73, is the retired President of the Whirlpool Foundation, Benton Harbor, Michigan, a position he held until 1993. He retired in 1988 as a Senior Vice President for Whirlpool Corporation, a manufacturer of major household appliances. Mr. Upton had been an officer and employee of Whirlpool since 1955. He has served as Chairman of the Board of Trustees of Olivet College in Michigan and as Chairman of the Consumer Affairs Committee for the United States Chamber of Commerce and is a Trustee of the Michigan Colleges Foundation. Mr. Upton holds a B.B.A. degree from The University of Michigan. His address is 100 Ridgeway Road, St. Joseph, Michigan 49085.

             *Donald A. Yacktman -- Director, President and Treasurer. Mr. Yacktman, 56, has been the President of the Adviser since April 24, 1992. Prior to that time, he was Senior Vice President of Selected Asset Management, Inc., a Chicago, Illinois investment advisory firm, and the President and portfolio manager from January 1, 1983 through March 11, 1992 of the Selected American Shares mutual fund. Prior to joining the predecessor firm of Selected Asset Management, Inc., Mr. Yacktman was a partner and portfolio manager for fourteen years at Stein Roe & Farnham, an independent investment counseling firm based in Chicago. Mr. Yacktman has served as a Bishop in the Church of Jesus Christ of Latter-Day Saints and is a member of the Financial Analysts Society of Chicago. He holds a B.S. Magna Cum Laude and Phi Beta Kappa from The University of Utah and an MBA with distinction from Harvard University. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.



        *Messrs. Carlson and Yacktman are directors who are "interested persons" of the Funds (as defined in the Act).

             The Funds' standard method of compensating directors is to pay each disinterested director an annual fee of $5,000 ($8,000 commencing January 1, 1997) for services rendered, including attending meetings of the Board of Directors. The Funds also may reimburse their directors for travel expenses incurred in order to attend meetings of the Board of Directors. For the fiscal year ended December 31, 1996 the disinterested directors received aggregate fees (excluding $347 in reimbursements of travel expenses) of $15,000. The table below sets forth the compensation paid by The Yacktman Fund to each of the current directors of the Company during the fiscal year ended December 31, 1996:

                               COMPENSATION TABLE

                                         Pension or
                                         Retirement                 Total
                                          Benefits    Estimated   Compensa-
                            Aggregate    Accrued As    Annual     tion from
                           Compensation   Part of     Benefits     Company
                               from         Fund        Upon       Paid to
       Name of Person        Company*     Expenses   Retirement   Directors*

    Jon D. Carlson              $0           $0          $0           $0

    Thomas R. Hanson          $5,000         $0          $0         $5,000

    Stanislaw Maliszewski     $5,000         $0          $0         $5,000

    Stephen E. Upton          $5,000         $0          $0         $5,000

    Donald A. Yacktman          $0           $0          $0           $0


        *The Yacktman Focused Fund did not commence operations until April 30, 1997.

             As of September 30, 1997, all officers and directors of the Company as a group beneficially owned 268,477 shares of The Yacktman Fund or 0.37% of the then outstanding shares. At such date, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, owned of record 38,820,374 shares of The Yacktman Fund, or 53.63% of the then outstanding shares and National Financial Services Corp., c/o Fidelity Investments, 82 Devonshire Street R20A, Boston, Massachusetts 02109, owned of record 7,021,573 shares of The Yacktman Fund, or 9.70% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. and National Financial Services Corp. were owned of record only. Other than the foregoing, The Yacktman Fund was not aware of any person who, as of September 30, 1997, owned of record or beneficially 5% or more of the shares of The Yacktman Fund.

             As of September 30, 1997, all officers and directors of the Company as a group beneficially owned 153,851 shares of The Yacktman Focused Fund or 4.43% of the then outstanding shares. At such date Charles Schwab & Co. owned of record 1,527,451 shares of The Yacktman Focused Fund or 43.99% of the then outstanding shares and National Financial Services Corp. owned of record 334,468 shares of The Yacktman Focused Fund or 9.63% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. and National Financial Services Corp. were owned of record only. Other than the foregoing, The Yacktman Focused Fund was not aware of any person who, as of September 30, 1997, owned of record or beneficially 5% or more of the shares of The Yacktman Focused Fund.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the investment adviser to the Funds is Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Company, on behalf of each of the Funds, and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to each of the Funds.

             The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Additionally, the Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund to the extent aggregate annual operating expenses as described above do not exceed specified percentages of such Fund's daily net assets as set forth in the Prospectus. The Funds monitor their expense ratios on a monthly basis. If the accrued amount of the expenses of either Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay each Fund the amount of such difference), subject to adjustment month by month during the balance of each Fund's fiscal year if accrued expenses thereafter fall below this limit.

             For services provided by the Adviser under the Advisory Agreement for the fiscal years ended December 31, 1996, 1995 and 1994 The Yacktman Fund paid the Adviser $4,086,939, $3,400,202 and $1,207,294, respectively. The Adviser was not required to reimburse The Yacktman Fund for excess expenses during such years. The Yacktman Focused Fund did not commence operations until April 30, 1997.

             Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the administrator to the Funds is Sunstone Financial Group, Inc. (the "Administrator"). The administration agreement entered into between the Funds and the Administrator (the "Administration Agreement") will remain in effect as long as its continuance is approved at least annually by the Board of Directors of the Company and the Administrator. The Administration Agreement may be terminated on not less than 90 days' notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. For the fiscal years ended December 31, 1996, 1995 and 1994, The Yacktman Fund paid the Administrator $235,034, $206,258 and $121,247, respectively, pursuant to the Administration Agreement. Effective January 1, 1995, the Administration Agreement was amended to provide that in addition to the services previously provided by the Administrator, the Administrator will provide fund accounting services. The Yacktman Focused Fund did not commence operations until April 30, 1997.

             The Advisory Agreements and the Administration Agreement provide that the Adviser and Administrator, as the case may be, shall not be liable to the Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreement also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                               EXCHANGE PRIVILEGE

             Investors may exchange shares of either Fund having a value of $1,000 or more for shares of the Portico Money Market Fund, the Portico U.S. Government Money Market Fund or the Portico Tax-Exempt Money Market Fund (collectively the "Portico Money Funds") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in any of the Portico Money Funds. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the applicable Portico Money Fund before exercising the exchange privilege.

             The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the Portico Money Market Fund are not immediately reinvested in shares of the Funds or another Portico Money Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

             For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                               REDEMPTIONS IN KIND

             Each of the Funds has reserved the right to pay the redemption price of its shares in assets other than cash. In accordance with Rule 18f-1 under the Act, the Company has filed Form N-18F-1 with the Securities and Exchange Commission pursuant to which each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of the ninety-day period.

                           SYSTEMATIC WITHDRAWAL PLAN

             An investor who owns shares of a Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals through redemption of shares of such Fund. To establish the Systematic Withdrawal Plan, the investor deposits shares of the Funds with the Company and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Funds is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions can be made monthly or quarterly on any day the investor chooses or, if that day is a weekend day or a holiday, on the following business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional shares of the Funds, at net asset value, all income dividends and capital gains distributions payable by the applicable Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

             The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing prior to the 15th day of the month preceding the next payment.

                                    CUSTODIAN

             Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Trust Company holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Firstar Trust Company does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Trust Company also acts as each Fund's transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

             Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent accountants for the Funds.

                                DISTRIBUTION PLAN

             As set forth in the Prospectus under the caption "PURCHASE OF SHARES," The Yacktman Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan permits The Yacktman Fund to employ one or more distributors of its shares. Payments under the Plan may be made only to distributors so employed by The Yacktman Fund. Payments under the Plan in any year are limited to 0.25% of the average daily net assets of The Yacktman Fund. Under the Plan, The Yacktman Fund paid distributors fees for the fiscal year ended December 31, 1996 totaling $476,920, representing 0.07% of The Yacktman Fund's average net assets.

             The Yacktman Fund will pay to each distributor a monthly fee for distribution of The Yacktman Fund's shares at the rate of 0.65% per annum of the aggregate average daily net asset value of The Yacktman Fund shares beneficially owned by such distributor's existing brokerage clients who established their Yacktman Fund accounts prior to December 31, 1992. For purposes of the Plan, a client shall include (a) with respect to individuals, the individual's spouse, children, trust or retirement accounts for the benefit of any of the foregoing, the individual's estate and any corporation of which the individual is an affiliate, (b) with respect to corporations, its retirement plans and its affiliates, and (c) with respect to clients who are investment advisers, financial planners or others who exercise investment discretion or make recommendations concerning the purchase or sale of securities, accounts for which they exercise investment discretion or make recommendations concerning the purchase or sale of securities. Beneficial ownership shall not include ownership solely as a nominee. If after December 31, 1992, a client ceases to be a client of a distributor and thereafter becomes a client of another distributor, such client shall continue to be considered a client whose Yacktman Fund account was established prior to December 31, 1992 if the client beneficially owned shares of The Yacktman Fund at all times after ceasing to be a client of the former distributor and prior to becoming a client of the latter distributor except as may be necessary to affect a transfer of the account. The Yacktman Fund shares owned by a client will be deemed to include all shares purchased and not redeemed; provided, however, that if at any time no shares of The Yacktman Fund are beneficially owned by a client whose Yacktman Fund account was established prior to December 31, 1992, no distribution fees thereafter will be paid with respect to shares beneficially owned by such client.

             The Plan was adopted in anticipation that The Yacktman Fund will benefit from the Plan through increased sales of its shares, thereby reducing The Yacktman Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of Common Stock. Messrs. Hanson, Maliszewski and Upton are currently the Rule 12b-1 Directors. The Plan will be automatically terminated upon the closing of all Fund accounts established by existing brokerage clients of distributors prior to December 31, 1992. Any change in the Plan that would materially increase the distribution expenses of the Funds provided for in the Plan requires approval of the stockholders and the Board of Directors of each Fund, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the distributors, if any, or officers of the Company. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors of the Company, including the Rule 12b-1 Directors.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Directors of the Company. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by the Funds. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Funds do not initially intend to market their shares through intermediary broker-dealers, the Funds may place portfolio orders with broker-dealers who recommend the purchase of shares of the Funds to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. For the fiscal years ended December 31, 1996, 1995 and 1994 The Yacktman Fund paid brokerage commissions of $998,728, $1,170,042 and $506,695, respectively, on total transactions of $652,310,636, $652,217,150 and $296,409,925, respectively. All of the brokers to whom commissions were paid during such fiscal years provided research services to the Adviser. The Yacktman Focused Fund did not commence operations until April 30, 1997.

             In the fiscal year ended December 31, 1996 and 1995, the Adviser allocated brokerage to a broker that provides sub-transfer agency services to The Yacktman Fund. Pursuant to a directed brokerage arrangement, this broker reduced its sub-transfer agency fees by $363,016 and $422,748, respectively, in the fiscal years ended December 31, 1996 and 1995, as a result of Fund brokerage allocated to it.

                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," each Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code.

             Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, while the tax treatment of distributions of net capital gain generally will depend upon the Fund's holding period of the underlying financial instruments or capital asset regardless of the shareholder's holding period for the shares. Distributions from the Funds are taxable to investors, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

             Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the investor's holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             Investors may also be subject to state and local taxes.

             Each Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish such Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income.
   The certification form is included as part of the share purchase application and should be completed when the account is opened.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

             The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment portfolio. A Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                         n
                                 P(1 + T)  = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

             The Yacktman Fund's average annual compounded returns for the one-year period ended June 30, 1997 and for the period from the Fund's commencement of operations (July 6, 1992) through June 30, 1997 were 26.48% and 14.62%, respectively. Such performance results reflect reimbursements made by the Adviser during the fiscal year ended December 31, 1993 and the period from July 6, 1992 through December 31, 1992 to keep aggregate annual operating expenses at or below 1.2% of average daily net assets. The Yacktman Focused Fund's total return for the period May 1, 1997 through September 30, 1997 was 19.02%. Such performance results reflect reimbursements made by the Adviser during the period to keep aggregate annual operating expenses at or below 1.25% (annualized) of average daily net assets. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Funds in the future. An investment in either Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                              FINANCIAL STATEMENTS

             The following audited financial statements are incorporated by reference to the Annual Report, dated December 31, 1996, of the Company (File No. 811-06628), as filed with the Securities and Exchange Commission on February 3, 1997:

             -    Report of Independent Accountants

             -    Portfolio of Investments

             -    Statement of Assets & Liabilities

             -    Statement of Operations

             -    Statement of Changes in Net Assets

             -    Financial Highlights

             -    Notes to the Financial Statements

             The following unaudited financial statements are incorporated by reference to the Semi-Annual Report, dated June 30, 1997, of the Company (File No. 811-06628), as filed with the Securities and Exchange Commission on August 6, 1997.

             -    Portfolio of Investments for The Yacktman Fund

             -    Statement of Assets & Liabilities for The Yacktman Fund

             -    Statement of Operations for The Yacktman Fund

             -    Statement of Changes in Net Assets for The Yacktman Fund

             -    Financial Highlights for The Yacktman Fund

             -    Notes to Financial Statements

   The Yacktman Focused Fund
   PORTFOLIO OF INVESTMENTS
   September 30, 1997 (Unaudited)

                                              Number
                                             of Shares        Value
   COMMON STOCKS                   80.2%

   Apparel/Shoes                    5.7%
   Fruit of the Loom, Inc.*                       57,000     $1,603,125
   Reebok International Ltd.                      15,500        754,656
                                                              ---------
                                                              2,357,781
                                                              ---------
   Banking                          1.1%

   The Yacktman Focused Fund

   Wells Fargo & Company                           1,700        467,500
                                                              ---------
   Conglomerates                    4.7%
   Whitman Corp. +                                70,000      1,907,500
                                                              ---------
   Consumer Goods                  23.3%
   Department 56, Inc.* +                        331,500      9,592,781
                                                              ---------
   Financial Services               7.3%
   First Data Corp.                               30,000      1,126,875
   United Asset Management Corp.                  65,000      1,864,688
                                                              ---------
                                                              2,991,563
                                                              ---------
   Food/Beverage                    2.2%
   Tootsie Roll Industries                        18,000        913,500
                                                              ---------
   Food/Tobacco                    14.1%
   Philip Morris Cos., Inc. +                    140,000      5,818,750
                                                              ---------
   Health Care Services             1.3%
   Lincare Holdings, Inc. *                       11,000        554,812
                                                              ---------
   Medical Services                 4.2%
   Columbia/HCA Healthcare Corp.                  45,000      1,293,750
   HealthCare COMPARE Corp. *                      6,000        383,250
                                                              ---------
                                                              1,677,000
                                                              ---------
   Retailing                        8.5%
   AnnTaylor Stores Corp. *                      110,000      1,636,250
   Intimate Brands, Inc.                          80,000      1,865,000
                                                              ---------
                                                              3,501,250
                                                              ---------
   Services                         7.8%
   Franklin Covey Co.*                           115,000      3,212,813
                                                              ---------
   Total Common Stocks
      (cost $30,325,976)                                     32,995,250
                                                             ----------

   The Yacktman Focused Fund
   PORTFOLIO OF INVESTMENTS (Cont'd.)
   September 30, 1997 (Unaudited)

                                                  Principal
                                                    Amount          Value
   US GOVERNMENT AGENCIES                 5.1%
   Federal Home Loan Bank
    6.880%, 10/10/00                                 $500,000        $501,420
    6.683%, 10/16/00                                  500,000         500,930
   Federal National Mortgage
     Association,
   6.450%, 10/14/99                                 1,100,000       1,100,099
                                                                   ----------
   Total US Government Agencies
      (cost $2,101,648)                                             2,102,449
                                                                   ----------
   COMMERCIAL PAPER                       8.5%
   Bridgestone/Firestone,
   5.51%, 10/03/97                                  1,500,000       1,499,541
   Great Lakes Chemical,
   5.57%, 10/09/97                                  1,000,000         998,762
   Working Capital Management,
   5.55%, 10/02/97                                  1,000,000         999,846
                                                                     --------
   Total Commercial Paper
      (cost $3,498,149)                                             3,498,149
                                                                     --------
   DEMAND NOTES                           4.3%
   (variable rate)
   American Family Financial Services                 192,608         192,608
   Johnson Controls Inc.                              952,268         952,268
   Pitney Bowes Credit Corp.                          183,750         183,750
   Wisconsin Electric Power Company                   455,217         455,217
                                                                    ---------
   Total Demand Notes
      (cost $1,783,843)                                             1,783,843
                                                                    ---------

                                                    Number
                                                 of Contracts       Value
   PUT OPTIONS PURCHASED                  0.6%

   Philip Morris Cos., Inc. Put Option
    Expiring Jan. 1999 @ $26.625                          320      $   16,000
   Philip Morris Cos., Inc. Put Option
    Expiring Jan. 1999 @ $33.375                          880         176,000
   Philip Morris Cos., Inc. Put Option
    Expiring Jan. 1999 @ $36.625                          200          61,250
                                                                    ---------

   Total Put Options Purchased
      (cost $311,536)                                                 253,250
                                                                   ----------

   Total Investments
      (cost $38,021,152)                 98.7%                     40,632,941
                                                                   ----------

   The Yacktman Focused Fund
   PORTFOLIO OF INVESTMENTS (Cont'd.)
   September 30, 1997 (Unaudited)

                                                   Number
                                                of Contracts       Value
   PUT OPTIONS WRITTEN                   (0.6)%

   HealthCare COMPARE Corp. Put Option
    Expiring Feb. 1998 @ $55.00                          250         (28,907)
   Lincare Holdings, Inc. Put Option
    Expiring Feb. 1998 @ $45.00                          250         (42,188)
   NIKE, Inc. Class B Put Option
    Expiring Jan. 1999 @ $47.50                          350        (166,250)
                                                                    ---------
   Total Put Options Written
      (premiums received $220,367)                                  (237,345)
                                                                    ---------
   Other Assets less Other Liabilities    1.9%                       753,440
                                                                    ---------
   Net Assets - 100% (equivalent
      to $11.85 per share based on
      3,472,364 shares outstanding)                               $41,149,036
                                                                   ==========

   *Non-income producing

   + All or a portion of security pledged as collateral to cover written put options

   The Yacktman Focused Fund
   STATEMENT OF ASSETS & LIABILITIES
   September 30, 1997 (Unaudited)

   ASSETS:
     Investments at value
       Nonaffiliated issuers(cost $27,320,126)       $27,827,347
       Affiliated issuers (cost $10,701,026)          12,805,594
     Cash                                              1,059,828
     Dividends and interest receivable                   133,487
     Receivable for fund shares isssued                  107,224
     Prepaid expenses                                     42,878
     Due from adviser                                      6,458
                                                      ----------
             Total Assets                             41,982,816
                                                      ----------
   LIABILITIES:
     Put options written at value
       (Premiums received $220,367)                      237,345
     Payable for securities purchased                    418,927
     Shareholder distributions payable                   104,171
     Accrued investment advisory fees                     29,971
     Accrued expenses                                     22,854
     Payable for fund shares redeemed                     20,512
                                                     -----------
             Total Liabilities                           833,780
                                                     -----------
   NET ASSETS                                        $41,149,036
                                                     ===========
   NET ASSETS CONSIST OF:
     Capital stock                                   $38,031,716
     Undistributed net investment income                   4,517
     Undistributed net realized gains                    517,992
     Unrealized net appreciation on investments        2,594,811
                                                      ----------
             Total Net Assets                        $41,149,036
                                                      ==========
   CAPITAL STOCK, $.0001 par value
     Authorized                                      500,000,000
     Issued and outstanding                            3,472,364

   NET ASSET VALUE, REDEMPTION PRICE
   AND OFFERING PRICE PER SHARE                           $11.85
                                                     ===========

   The Yacktman Focused Fund
   STATEMENT OF OPERATIONS
   For the Period Ended September 30, 1997 (Unaudited)

   INVESTMENT INCOME:
     Dividend income                                       $120,578
     Interest income                                        132,667
                                                            -------
                                                            253,245
                                                            -------
   EXPENSES:
     Investment advisory fees                                89,111
     Administration and accounting fees                      20,959
     Federal and state registration fees                     19,543
     Professional fees                                       14,881
     Shareholder servicing fees                               9,780
     Custody fees                                             3,395
     Reports to shareholders                                  2,096
     Directors` fees and expenses                               309
     Miscellaneous costs                                        184
                                                           --------
     Total expenses before reimbursements                   160,258
     Expense reimbursement                                  (49,033)
                                                           --------
     Net Expenses                                           111,225
                                                           --------

   NET INVESTMENT INCOME                                    142,020
                                                           --------
   REALIZED AND UNREALIZED GAIN:
     Net realized gain on investments                       517,992
     Change in unrealized appreciation
       on investments                                     2,594,811
                                                          ---------
     Net gain on investments                              3,112,803
                                                          ---------
   NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                             $3,254,823
                                                          =========

   The Yacktman Focused Fund
   STATEMENT OF CHANGES IN NET ASSETS
   (Unaudited)

                                            May 1, 1997(1)
                                                through
                                          September 30, 1997

   OPERATIONS:
     Net investment income                           $142,020
     Net realized gain on
       investments                                    517,992
     Change in unrealized
       appreciation on investments                  2,594,811
                                                    ---------
     Net increase in net assets
       resulting from operations                    3,254,823
                                                    ---------

   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                     40,864,180
     Proceeds from reinvestment of
        dividends                                      30,270
                                                   ----------
                                                   40,894,450

     Payments for shares redeemed                   2,862,734
                                                   ----------
     Net increase                                  38,031,716
                                                   ----------

   DIVIDENDS PAID FROM:
     Net investment income                          (137,503)
     Net realized gains                                  -
                                                    ---------
                                                    (137,503)
                                                    ---------


   TOTAL INCREASE IN NET ASSETS                    41,149,036

   NET ASSETS:

     Beginning of period                                 -
                                                      -------
     End of period (including
        undistributed net
        investment income of $4,517)              $41,149,036
                                                   ==========

   TRANSACTIONS IN SHARES:
     Shares sold                                    3,723,889
     Issued in reinvestment of dividends                2,777
     Shares redeemed                                (254,302)
                                                    =========
     Net increase                                   3,472,364
                                                    =========

   ________
   (1)  Commencement of operations

   The Yacktman Focused Fund
   FINANCIAL HIGHLIGHTS
   (Unaudited)

                                         May 1, 1997(1)
                                             through
                                       September 30, 1997

   Net asset value, beginning
     of period                                      $10.00

   Income from investment operations:
     Net investment income                            0.05
     Net realized and unrealized
       gains on investments                           1.85
                                                   -------
     Total from investment operations                 1.90
                                                   -------
   Less distributions:
     Dividends from net investment
       income                                       (0.05)
     Distributions from net realized
       gains                                           -
                                                    ------
     Total distributions                            (0.05)
                                                    ------
     Net asset value, end of period                 $11.85
                                                    ======

   Total Return                                     19.02%(2)
                                                    ======
   Supplemental data and ratios:

     Net assets, end of period (000s)              $41,149
                                                    ======
     Ratio of expenses to
      average net assets                             1.25%
                                                    ======

     Ratio of net investment income to
       average net assets                            1.60% (3) (4)
                                                    ======

     Portfolio turnover rate                        35.15%
                                                   =======
   Average commission rate paid
     per share                                     $0.0609
                                                    ======

   _____________
   (1)  Commencement of operations
   (2)  Not annualized
   (3)  Annualized
   (4) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.80% and the ratio of net inestment income to average net assets would have been 1.05%.

   The Yacktman Focused Fund

   NOTES TO THE FINANCIAL STATEMENTS
   September 30, 1997 (Unaudited)

   1.   ORGANIZATION
   The Yacktman Funds, Inc. (the "Funds") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Funds consist of two investment portfolios: The Yacktman Fund is a diversified fund and commenced operations July 2, 1992 and The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997. The objective of each of the Funds is to produce long-term growth of capital with current income as a secondary objective. Yacktman Asset Management Co. is the Funds' investment adviser (the "Adviser").


   2.   SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method. Variable rate demand notes are valued at cost which approximates market value. Put options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, put options are valued at the mean of the current bid and asked prices. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

   b) Put Options - Premiums received by The Yacktman Focused Fund upon writing put options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Yacktman Focused Fund's activity in written put options for the five months ended September 30, 1997 was as follows:

                                        Number Of
                                        Contracts      Premiums
    Options outstanding at 5/1/97                 -              -
    Options written                           1,860       $505,357
    Options closed                          (1,010)      (284,990)
    Options exercised                             -              -
    Options expired                               -              -
    Options outstanding at 9/30/97              850       $220,367

   c) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

   d) Distributions To Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   e) Other - Investment transactions are accounted for on the trade date. The Fund determines gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

   3.   INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments and U.S. Government obligations, for The Yacktman Focused Fund for the period ended September 30, 1997 were $32,898,294 and $2,680,484, respectively. Purchases and sales of U.S. Government obligations were $6,012,113 and $3,906,401, respectively. At September 30, 1997 gross unrealized appreciation and depreciation on investments were as follows:

    Appreciation                        $3,064.451
    Depreciation                         (469,640)
    Net appreciation on investments     $2,594,811
                                         =========

   4.   INVESTMENT ADVISORY AGREEMENT
   The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreement, the Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets.

   5.   TRANSACTIONS WITH AFFILIATES
   The following is an analysis of transactions for the period ended September 30, 1997 for The Yacktman Focused Fund with "affiliated companies" (an affiliated company is defined by the 1940 Act as a company in which a Fund owns 5% or more of that company's outstanding voting shares):

                                                                                     Amount of
                                                                       Amount of    Gain (Loss)
                                        Share Activity                 Dividends     Realized
                            Balance                          Balance   Credited     on Sale of
    Security Name           5/1/97    Purchases    Sales     9/30/97   to Income      Shares

    Department 56, Inc.        -         331,500     -        331,500      -             -
    Franklin Covey Co.         -         115,000     -        115,000      -             -



                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Prospectus under the caption "OBJECTIVE AND INVESTMENT APPROACH," The Yacktman Fund may invest in non-convertible bonds and debentures assigned one of the two highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth therein, The Yacktman Focused Fund may invest in non-convertible bonds and debentures assigned at least an investment grade by Standard & Poor's or Moody's (or unrated but deemed by the Adviser to be of comparable quality), and up to 5% of the assets of each of The Yacktman Fund and The Yacktman Focused Fund may be invested in convertible bonds and debentures rated below investment grade. As also set forth therein, the Funds may invest in commercial paper and commercial paper master notes rated A-2 or better by Standard & Poor's or P-2 by Moody's. A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

             The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

             II.  Nature of and provisions of the obligation;

             III. Protection afforded by, and relative position of the
                  obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;


   Investment Grade

             AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Speculative Grade

             Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

             B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

             CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

             CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

             C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

             D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Moody's Bond Ratings.

   Investment Grade

             Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

             Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Speculative Grade

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

             Moody's Commercial Paper Ratings. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
   (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial is rated P-1, P-2 or P-3.

                                     PART C

                                OTHER INFORMATION

   Item 24.     Financial Statements and Exhibits

   (a.)   Financial Statements
               Financial Highlights included in Part A

               Included in Part B are:

      (i) the following audited financial statements of The Yacktman Fund incorporated by reference to the Annual Report, dated December 31, 1996 (File No. 811-06628), of The Yacktman Fund, Inc. (as filed with the Securities and Exchange Commission on February 3, 1997):

               Report of Independent Accountants

               Portfolio of Investments at December 31, 1996

               Statement of Assets & Liabilities as of December 31, 1996

               Statement of Operations for the year ended December 31, 1996

               Statement of Changes in Net Assets for the years ended December 31, 1996 and December 31, 1995

               Financial Highlights

               Notes to Financial Statements

      (ii) the following unaudited financial statements of The Yacktman Fund incorporated by reference to the Semi-Annual Report, dated June 30, 1997 (File No. 811-06628), of The Yacktman Funds, Inc. (as filed with the Securities and Exchange Commission on August 6, 1997:

               Portfolio of Investments at June 30, 1997

               Statement of Assets & Liabilities as of June 30, 1997

               Statement of Operations for the six months ended June 30, 1997

               Statement of Changes in Net Assets for the six months ended June 30, 1997 and for the year ended December 31, 1996

               Financial Highlights

               Notes to Financial Statements

     (iii) the following unaudited financial statements of The Yacktman Focused Fund:

               Portfolio of Investments at September 30, 1997

               Statement of Assets and Liabilities as of September 30, 1997

               Statement of Operations for the period May 1, 1997 to September 30, 1997

               Statement of Changes in Net Assets for the period May 1, 1997 to September 30, 1997

               Financial Highlights

               Notes to Financial Statements

      (b.)     Exhibits

               (1)   Registrant's Articles of Incorporation, as amended.

               (2)   Registrant's Bylaws.

               (3)   None

               (4)   None.

             (5.1) Investment Advisory Agreement with Yacktman Asset Management Co.

             (5.2) Investment Advisory Agreement with Yacktman Asset Management Co., on behalf of The Yacktman Focused Fund;
                     Exhibit 5.2 to Amendment No. 7 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 (filed February 13, 1997).

               (6)   None

               (7)   None

               (8)   Custodian Agreement with First Wisconsin Trust Company.

             (9.1) Amended and Restated Administration Agreement and Fund Accounting Agreement; Exhibit 9.1 to Amendment No. 7 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 (filed February 13, 1997).

             (9.2)   Transfer Agent Agreement with First Wisconsin Trust
                     Company.

              (10)   Opinion of Foley & Lardner, counsel for Registrant.

              (11)   Consent of Price Waterhouse LLP.

              (12)   None

              (13)   Subscription Agreement.

            (14.1)   Individual Retirement Custodial Account.

            (14.2)   Simplified Employee Pension Plans.

            (14.3)   Defined Contribution Retirement Plan.

            (14.4)   Model Section 403(b)(7) Plan.

              (15)   Restated Distribution Plan.

            (15.1)   List of Distributors.

              (16)   Schedule for Computation of Performance Quotations;
                     Exhibit 16 to Amendment No. 6 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 (filed April 30, 1996).

              (17)   Financial Data Schedule.

              (18)   None

   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.


   Item 26.  Number of Holders of Securities

                                           Number of Record Holders
             Title of Class                as of September 30, 1997


        Class A Common Stock (The                   14,034
             Yacktman Fund)
        Class B Common Stock (The                    806
         Yacktman Focused Fund)


   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 10 through 14 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Not Applicable.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6),
   (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant; and all other records will be maintained by the Registrant's Administrator.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

             With respect to stockholder meetings, Registrant undertakes to call stockholder meetings in accordance with the provisions of Article I of its Bylaws, which are discussed in Parts A and B of this Registration Statement.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 21st day of October, 1997.

                                                THE YACKTMAN FUNDS, INC.
                                                     (Registrant)


                                                By:  /s/ Donald A. Yacktman
                                                     Donald A. Yacktman,
                                                       President

             Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Name                          Title                    Date


   /s/ Donald A. Yacktman       President and Treasurer      October 21, 1997
   Donald A. Yacktman           (Principal Executive,
                                Financial and Accounting
                                Officer) and a Director

   /s/ Jon D. Carlson           Director                     October 21, 1997
   Jon D. Carlson


                                Director                     October __, 1997
   Thomas R. Hanson


   /s/ Stanislaw Maliszewski    Director                     October 21, 1997
   Stanislaw Maliszewski


                                Director                     October __, 1997
   Stephen E. Upton

                                  EXHIBIT INDEX

       Exhibit No.                     Exhibit                     Page No.

               (1) Registrant's Articles of Incorporation, as amended

               (2)      Registrant's Bylaws

               (3)      None

               (4)      None

             (5.1) Investment Advisory Agreement with Yacktman Asset Management Co.

             (5.2) Investment Advisory Agreement with Yacktman Asset Management Co., on behalf of The
                        Yacktman Focused Fund*

               (6)      None

               (7)      None

               (8)      Custodian Agreement with First Wisconsin Trust
                        Company

             (9.1) Amended and Restated Administration and Fund Accounting Agreement with Sunstone Financial Group, Inc.*

             (9.2)      Transfer Agent Agreement with First Wisconsin
                        Trust Company

              (10)      Opinion of Foley & Lardner, counsel for
                        Registrant

              (11)      Consent of Price Waterhouse LLP

              (12)      None

              (13)      Subscription Agreement

            (14.1)      Individual Retirement Custodial Account

            (14.2)      Simplified Employee Pension Plans

            (14.3)      Defined Contribution Retirement Plan

            (14.4)      Model Section 403(b)(7) Plan

              (15)      Restated Distribution Plan

            (15.1)      List of Distributors

              (16)      Schedule for Computation of Performance
                        Quotations*

              (17)      Financial Data Schedule

              (18)      None


   *    Incorporated by reference